UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2022

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

899 Cassatt Road, Suite 210,
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 251-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TGI	New York Stock Exchange
Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of stockholders of Triumph Group, Inc. (the “Company”) was virtually held via live audio webcast on July 15, 2022, beginning at 9:00 a.m. Eastern time. The total number of shares represented at the Annual Meeting or by valid proxy was 59,241,865 of the 64,672,068 shares of common stock outstanding and entitled to vote at the Annual Meeting, constituting a quorum.

The following proposals before the Company’s stockholders at the 2022 Annual Meeting, and the final results of voting on such proposals, are as provided below:

Proposal 1: Election of Directors. The following persons were elected as directors of the Company for a one year term, such term to continue until the next Annual Meeting of stockholders to be held in 2023 and until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation or removal:

	Number of Votes
Candidate	For	Against	Abstain	Broker-Non-Votes
Paul Bourgon	54,731,761	1,320,598	4,573	3,184.933
Daniel J. Crowley	54,680,721	1,298,422	77,789	3,184,933
Daniel P. Garton	55,399,537	652,821	4,574	3,184,933
Barbara W. Humpton	54,574,676	1,478,143	4,113	3,184,933
Neal J. Keating	55,710,612	341,178	5,142	3,184,933
William L. Mansfield	55,453,048	598,870	5,014	3,184,933
Colleen C. Repplier	55,380,158	672,660	4,114	3,184,933
Larry O. Spencer	54,658,270	1,394,090	4,572	3,184,933

Proposal 2: Approval, by Advisory Vote, of Compensation Paid to the Company’s Named Executive Officers for Fiscal Year 2022. The stockholders approved, by advisory vote, the compensation paid to the Company’s named executive officers for fiscal year 2022. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
54,922,970	939,026	194,936	3,184,933

Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm. The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
58,017,233	1,214,579	10,053	None

Proposal 4: Approval of the Tax Benefits Preservation Plan. The stockholders approved the Tax Benefits Preservation Plan. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
40,206,316	15,836,601	14,015	3,184,933

Proposal 5: Stockholder Proposal to Adopt a Policy to Amend the Company’s Governing Documents so that Two Separate People Hold the Office of Chairman and Chief Executive Officer. The stockholders did not approve the stockholder proposal to adopt a policy to amend the Company’s governing documents so that two separate people hold the office of Chairman and Chief Executive Officer. The stockholder votes were as follows:

For	Against	Abstain	Broker Non-Votes
8,080,765	47,946,013	30,154	3,184,933

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Triumph Group, Inc. Tax Benefits Preservation Plan, dated March 11, 2022
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 21, 2022	TRIUMPH GROUP, INC.

		By:	/s/ Jennifer H. Allen
Jennifer H. Allen
Chief Administrative Officer and Senior Vice President, General Counsel and Secretary